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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20579




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                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



          Date of Report (Date of earliest event period) - July 19, 1996



                          UNITED CITIES GAS COMPANY

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            (Exact name of registrant as specified in its charter)


Illinois and Virginia              0-12843                     38-1801540
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    (State of other              (Commission                  (IRS Employer
    jurisdiction of              File Number)              Identification No.
    incorporation)



        5300 Maryland Way, Brentwood, TN                           37027
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (615) 373-0104.

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ITEM 5.     OTHER EVENTS

     On July 19, 1996, the Registrant entered into an Agreement and Plan of Reorganization with Atmos Energy Cooperation ("Atmos") (the "Agreement"). Pursuant to the Agreement, the Registrant will be merged (the "Merger") with and into Atmos. Atmos will be the surviving corporation in the Merger. In the Merger, each share of the Registrant's Common Stock, without par value, issued and outstanding immediately prior to the time when the Merger shall become effective, shall be converted into the right to receive one share of Atmos Common Stock. The consummation of the Merger is subject to receipt of the approval of the shareholders of the Registrant and Atmos and all applicable state and federal regulatory approvals.

        The foregoing is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit hereto and which is hereby incorporated by reference herein. The Agreement contains provisions with respect to the conditions to closing and termination provisions. Further information regarding the Merger is provided in the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

2.1 Agreement and Plan of Reorganization, dated as of July 19, 1996, between Atmos Energy Corporation and the Registrant (excluding certain exhibits thereto)

2.2     List of exhibits omitted from Exhibit 2.1

20.1    Press release, dated July 22, 1996

99.1 Standstill Agreement, dated July 13, 1996 between Atmos Energy Corporation and the Registrant



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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UNITED CITIES GAS COMPANY




Date:  July 23, 1996                            By:/s/James B. Ford
                                                -----------------------------
                                                Name:  James B. Ford
                                                Title:  Senior Vice President
                                                        Treasurer.




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                                EXHIBIT INDEX

                                                                SEQUENTIALLY
EXHIBIT                          DESCRIPTION                   NUMBERED PAGE

  2.1                         Agreement and Plan of
                              Reorganization, dated as of
                              July 19, 1996,
                              between Atmos Energy
                              Corporation and the
                              Registrant (excluding certain
                              exhibits thereto)

  2.2                         List of exhibits omitted from
                              Exhibit 2.1

 20.1                         Press Release, dated July 22,
                              1996

 99.1                         Standstill Agreement, dated
                              July 13, 1996 between Atmos
                              Energy Corporation and the
                              Registrant



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